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                                                                     EXHIBIT 4.1

COMMON STOCK                                                        COMMON STOCK
    Number                                                              Shares

                            U.S. NEUROSURGICAL, INC.

              Incorporated under the Laws of the State of Delaware

                                                               CUSIP 90336K 10 1

THIS IS TO CERTIFY THAT

is the owner of


FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE PER SHARE OF
---------------------------U.S. NEUROSURGICAL, INC.----------------------------
transferable on the books of the corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed.

This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal and the facsimile signatures of its duly authorized officers.

Dated

                   See additional information on reverse side

                                                [SEAL]
                                                U.S. NEUROSURGICAL, INC.
                                                INCORPORATED
                                                JULY 15, 1993
                                                DELAWARE

         /s/ Susan Greenwald Gold                        /s/ Alan Gold
            SECRETARY                                    PRESIDENT

COUNTERSIGNED AND REGISTERED
   AMERICAN STOCK TRANSFER & TRUST COMPANY

                          TRANSFER AGENT AND REGISTRAR

BY
                              AUTHORIZED SIGNATURE





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                            U.S. NEUROSURGICAL, INC.

       The Corporation is authorized to issue two classes of stock, Common Stock and Preferred Stock. The Board of Directors of the Corporation has the authority to fix the number of shares and the designation of any series of any Preferred Stock and to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any unissued series of Preferred Stock.

       Any shareholder may obtain from the principal office of the Corporation, upon request and without charge, a statement of the number of shares constituting each class or series of stock and the designation thereof, and a copy of the rights, preferences, privileges, and restrictions granted to or imposed upon the respective classes or series of stock and upon the holders thereof.

       The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TENCOM      -          as tenants in common
TENENT      -          as tenants by the entireties
JT TEN      -          as joint tenants with right of survivorship
                       and not as tenants in common

UNIF GIFT MIN ACT       -           ___________ Custodian _____________
                                      (Cust)                 (Minor)

                        Under Uniform Gifts to Minors Act

                        ---------------------------------
                             (State)

              Additional abbreviations may also be used though not in the above list.

       For value received, _____________________ hereby sell, assign and transfer unto

Please insert social security or other identifying number of assignee

-------------------

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(Please print to typewrite name and address, including zip code of assignee)

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________________________________________________________ Shares of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint



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________________________________________________________ Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated ____________________

                            -------------------------------------
                            NOTICE the signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement or any change whatever

SIGNATURE(S) GUARANTEED:_______________________________________
                            The signature(s) should be guaranteed by an eligible guarantor institution (banks stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program) pursuant to S.E.C. Rule 17Ad-15

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